UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023

ADVANCE AUTO PARTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 Six Forks Road, Raleigh, North Carolina 27609

(Address of principal executive offices) (Zip Code)

(540) 362-4911

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AAP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 9, 2023, Advance Auto Parts, Inc., a Delaware corporation (the “Company”), completed its previously announced offering of $300,000,000 aggregate principal amount of its 5.900% Notes due March 9, 2026 (the “2026 Notes”) and $300,000,000 aggregate principal amount of its 5.950% Notes due March 9, 2028 (the “2028 Notes,” and together with the 2026 Notes, the “Notes”). The terms of the Notes are governed by an indenture, dated as of April 29, 2010 (as amended or supplemented as of the date hereof, the “Base Indenture”), among the Company, the guarantors from time to time party thereto and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as Trustee, as supplemented by the Tenth Supplemental Indenture, dated as of March 9, 2023 (the “Tenth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Advance Stores Company, Incorporated (the “Guarantor”) and the Trustee, for the benefit of the holders of each Note. The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement filed on September 22, 2020 on Form S-3, File No. 333-248963.

The Notes bear interest at the applicable rates per annum listed in the description of the Notes above, payable semi-annually in arrears on March 9 and September 9 of each year, commencing on September 9, 2023. The Notes are unsecured and unsubordinated obligations of the Company and rank equally in right of payment with all of the Company’s other unsecured and unsubordinated debt. The Notes are guaranteed on a full and unconditional senior unsecured basis initially by the Guarantor, which is a wholly owned subsidiary of the Company.

The Indenture provides, among other things, that prior to March 9, 2026 in the case of the 2026 Notes or February 9, 2028 in the case of the 2028 Notes (the “2028 Notes Par Call Date”), the Company may redeem the 2026 Notes or 2028 Notes, as applicable, at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming, in the case of the 2028 Notes, the 2028 Notes to be redeemed matured on the 2028 Notes Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points in the case of the 2026 Notes or 30 basis points in the case of the 2028 Notes, less (b) interest accrued to the date of redemption; and (2) 100% of the principal amount of the Notes to be redeemed; plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the 2028 Notes Par Call Date, the Company may redeem the 2028 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2028 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date. In addition, in the event of a change of control triggering event with respect to a series of Notes, the Company will be required to offer to repurchase the Notes of such series at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

The terms of the Indenture will, among other things, limit the ability of the Company and its subsidiaries to (i) create or incur debt secured by liens on certain property, or upon shares of capital stock or evidence of indebtedness issued by any of the Company’s subsidiaries, and owned by the Company or by any of its subsidiaries, and (ii) enter into certain sale and leaseback transactions, and will limit the ability of the Company and the Guarantor to merge, sell, transfer, lease or convey all or substantially all of their property. These covenants are subject to a number of important limitations and exceptions that are described in the Indenture.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness and certain events of bankruptcy and insolvency. If an event of default occurs and is continuing, the Trustee or holders of at least 25% in principal amount outstanding of a series of Notes may declare the principal and the accrued and unpaid interest, if any, on such series of Notes to be due and payable. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Base Indenture (which was previously filed by the Company with the Securities and Exchange Commission) and the Tenth Supplemental Indenture and the forms of Notes, which are incorporated herein by reference and are attached hereto as Exhibit 4.1 and referenced as Exhibit 4.2 and Exhibit 4.3 hereto, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

4.1*	Tenth Supplemental Indenture, dated as of March 9, 2023, among Advance Auto Parts, Inc., Advance Stores Company, Incorporated and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as Trustee.

4.2*	Form of 5.900% Notes due 2026 (included in Exhibit 4.1).

4.3*	Form of 5.950% Notes due 2028 (included in Exhibit 4.1).

5.1*	Opinion of Hogan Lovells US LLP.

23.1*	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document included in Exhibit 101.1).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.

Date: March 9, 2023	/s/ Jeffrey W. Shepherd
Jeffrey W. Shepherd
Executive Vice President and Chief Financial Officer